                                                                    EXHIBIT 99.3

         The following unaudited pro forma combined condensed statements of operations for the year ended June 30, 2001 and the three months ended September 30, 2001 give effect to the BioNative acquisition as if it had occurred on July 1, 2000. The unaudited pro forma combined condensed statement of operations for the year ended June 30, 2001 is based upon the historical financial information of Viragen, Inc., contained in our Annual Report on Form 10-K for the year ended June 30, 2001, and the historical financial information of BioNative for the twelve months ended June 30, 2001. The statement of operations for BioNative for the twelve months ended June 30, 2001 was prepared by adding the six months ended December 31, 2000 to the six months ended June 30, 2001. The unaudited pro forma combined condensed statement of operations for the three months ended September 30, 2001 is based upon the historical financial information of Viragen, Inc., contained in our quarterly report on Form 10-Q for the three months ended September 30, 2001, and BioNative for the three months ended September 30, 2001.

         The BioNative acquisition has been accounted for as a purchase business combination in accordance with Statement of Financial Accounting Standard No. 141 for financial accounting purposes. The total purchase cost of the acquisition was allocated to the tangible and intangible assets and liabilities of BioNative based upon their respective fair values as of the date of the closing of the acquisition, pending final determination of certain acquired balances. In the opinion of our management, the appropriate adjustments have been made to the historical financial statements. The pro forma adjustments are described in the notes accompanying these unaudited pro forma combined condensed statements of operations. These unaudited pro forma combined condensed statements of operations are provided for information purposes only and do not purport to represent what our results of operations would actually have been had the transaction in fact occurred at such date or to project our results of operations for any future period.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                               HISTORICAL
                                                    -------------------------------           PRO FORMA             PRO FORMA
                                                     VIRAGEN(1)        BIONATIVE(2)          ADJUSTMENTS            COMBINED
                                                    ------------       ------------         ------------          ------------
Net sales ....................................      $         --       $ 2,813,280          $         --          $  2,813,280


Cost of sales ................................                --         1,663,987                    --             1,663,987

Research and development .....................         7,069,432           898,166                    --             7,967,598

Selling, general and administrative ..........         5,316,842         1,293,668                    --             6,610,510

Equity in loss of unconsolidated company .....            18,767                --                    --                18,767

Amortization of intangible assets ............                --                --                  -(a)                    --

Interest and other income ....................          (717,567)          (19,372)                   --              (736,939)

Interest expense .............................            23,470           114,909                    --               138,379
                                                    ------------       -----------          ------------          ------------

Loss before minority interest and income
    taxes ....................................       (11,710,944)       (1,138,078)                   --           (12,849,022)

Minority interest in loss of consolidated
   subsidiaries ..............................           703,135                --               941,043(b)          1,644,178

Income tax benefit ...........................                --          (316,688)                   --              (316,688)
                                                    ------------       -----------          ------------          ------------


Net loss .....................................       (11,007,809)         (821,390)              941,043           (10,888,156)

Deduct required dividends on convertible
   preferred stock, Series A .................             2,650                --                    --                 2,650
                                                    ------------       -----------          ------------          ------------

Loss attributable to common stock ............      $(11,010,459)      $  (821,390)         $    941,043          $(10,890,806)
                                                    ============       ===========          ============          ============

Loss per share - basic and diluted ...........      $      (0.12)                                                 $      (0.11)
                                                    ============                                                  ============

Weighted average shares used to calculate loss
   per share - basic and diluted .............        95,116,909                                                    95,116,909
                                                    ============                                                  ============

---------------
(1) Represents actual results of operations for Viragen, Inc. for the year ended June 30, 2001. See our financial statements and notes, which are contained in our annual report on Form 10-K as filed with the Securities and Exchange Commission.

(2) Represents the results of operations for BioNative for the twelve months ended June 30, 2001.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001

(a) In connection with the acquisition of BioNative, Viragen recorded approximately $2.0 of intangible assets, which represented the value of the shares issued in excess of the fair value of the net assets of BioNative at the date of acquisition. The value of the intangible assets will be allocated to separately identified intangible assets upon receipt of a valuation analysis. Therefore, this pro forma statement of operations does not reflect amortization of intangible assets since it is unclear if the ultimate intangible assets will be subject to the amortization provisions of Statement of Financial Accounting Standard No. 142.

(b) Adjustment to increase the minority interest in the loss of consolidated subsidiaries to give effect to the 2,933,190 shares of common stock assumed to be issued by Viragen (Europe), our majority owned subsidiary, had the acquisition of BioNative by Viragen (Europe) taken place at the beginning of the period presented. Dilutive securities are not included in the computation of pro forma diluted net loss per share as their effect would be anti-dilutive.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001

                                                             HISTORICAL
                                                   -------------------------------         PRO FORMA        PRO FORMA
                                                    VIRAGEN(1)        BIONATIVE(2)       ADJUSTMENTS        COMBINED
                                                   ------------       ------------      ------------      ------------
Net sales ...................................      $         --       $   288,208       $         --      $    288,208


Cost of sales ...............................                --           446,604                 --           446,604

Research and development ....................         1,492,322           127,002                 --         1,619,324

Selling, general and administrative .........         1,281,618           175,467                 --         1,457,085

Amortization of intangible assets ...........                --                --               -(c)                --

Interest and other income ...................           (85,386)               --                 --           (85,386)

Interest expense ............................             1,828            28,285                 --            30,113
                                                   ------------       -----------       ------------      ------------

Loss before minority interest and income
   taxes ....................................        (2,690,382)         (489,150)                --        (3,179,532)

Minority interest in loss of consolidated
   subsidiaries .............................            98,268                --         29,810 (d)           128,078

Income tax benefit ..........................           (73,314)         (136,962)                --          (210,276)
                                                   ------------       -----------       ------------      ------------


Net loss ....................................        (2,518,800)         (352,188)            29,810        (2,841,178)

Deduct required dividends on convertible
   preferred stock, Series A ................               663                --                 --               663
                                                   ------------       -----------       ------------      ------------

Loss attributable to common stock ...........      $ (2,519,463)      $  (352,188)      $     29,810      $ (2,841,841)
                                                   ============       ===========       ============      ============

Loss per share - basic and diluted ..........      $      (0.03)                                          $      (0.03)
                                                   ============                                           ============

Weighted average shares used to calculate
   loss per share - basic and diluted .......        99,605,684                                             99,605,684
                                                   ============                                           ============

---------------

(1) Represents actual results of operations for Viragen, Inc. for the three months ended September 30, 2001. See our financial statements and notes, which are contained in our quarterly report on Form 10-Q as filed with the Securities and Exchange Commission.
(2) Represents the results of operations for BioNative for the three months ended September 30, 2001.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001

(c) In connection with the acquisition of BioNative, Viragen recorded approximately $2.0 of intangible assets, which represented the value of the shares issued in excess of the fair value of the net assets of BioNative at the date of acquisition. The value of the intangible assets will be allocated to separately identified intangible assets upon receipt of a valuation analysis. Therefore, this pro forma statement of operations does not reflect amortization of intangible assets since it is unclear if the ultimate intangible assets will be subject to the amortization provisions of Statement of Financial Accounting Standard No. 142.

(d) Adjustment to increase the minority interest in the loss of consolidated subsidiaries to give effect to the 2,933,190 shares of common stock assumed to be issued by Viragen (Europe), our majority owned subsidiary, had the acquisition of BioNative by Viragen (Europe) taken place at the beginning of the period presented. Dilutive securities are not included in the computation of pro forma diluted net loss per share as their effect would be anti-dilutive.